UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2010
MACKINAC FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 0-20167

Michigan	38-2062816
(State of Incorporation)	(IRS Employer Identification No.)
130 South Cedar Street
Manistique, Michigan 49854
(Address of Principal Executive Offices and Zip Code)
(888) 343-8147
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
     Mackinac Financial Corporation (the “Company”) held its 2010 Annual Meeting of Shareholders on May 26, 2010. The shareholders (i) elected two members of the Company’s Board of Directors to serve until the Annual Meeting in the year 2013; (ii) approved, in a non-binding vote, the Company’s compensation of executives; and (iii) ratified the appointment of Plante & Moran, PLLC as the Company’s independent auditors for the year ending December 31, 2010. There were 3,419,736 outstanding shares eligible to vote as of April 20, 1010, the record date for the 2010 Annual Meeting.
The voting results on the three matters were as follows:
Election of Directors:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Robert E. Mahaney	1,296,837	4,241	447,588
Paul D. Tobias	1,296,525	4,553	447,588
Advisory (Non-Binding) Vote on Executive Compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,678,991	67,749	1,926	0
Ratification of Appointment of Independent Auditors:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,737,711	4,196	6,759	0

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION
Date: July 15, 2010	By:	/s/ Ernie R. Krueger
		Name:	Ernie R. Krueger
		Title:	Executive Vice President and Chief Financial Officer